EXHIBIT 32.1


                                  CERTIFICATION
                       PURSUANT TO18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Nathaniel Energy Corporation ("the Company") on Form 10-QSB for the quarterly period ended June 30, 2003 as filed with the Securities and Exchange Commission on the dater hereof (the "Report"), I Stan Abrams, Chief Executive Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            Nathaniel Energy Corporation

Date: August 19, 2003                       By: /S/ Stan Abrams
                                                --------------------------------
                                                Name: Stan Abrams
                                                Title: Chief Executive Officer
                                                Nathaniel Energy Corporation